Exhibit 10.2

Execution Version

SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of August 12, 2015, by and among GOODMAN NETWORKS INCORPORATED, a corporation organized under the laws of the State of Texas (“Borrower”), each of the financial institutions which are now or which hereafter become a party hereto (individually, each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, “Agent”).

RECITALS

A. Borrower, Agent and the Lenders are parties to that certain (i) that certain Amended and Restated Revolving Credit and Security Agreement, dated as of June 23, 2011, by and among Borrower, the Lenders and Agent (as amended, and as the same may be further amended, restated, joined, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) that certain Limited Waiver Letter Agreement dated as of May 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (iii) that certain Limited Waiver Letter Agreement dated as of June 15, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent, (iv) that certain First Amendment to Credit Agreement dated October 11, 2012 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “First Amendment”), (v) that certain Second Amendment to Credit Agreement dated November 26 2012, by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Second Amendment”), (vi) that certain Third Amendment to Credit Agreement dated March 1, 2013 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Third Amendment”), (vii) that certain Fourth Amendment to Credit Agreement dated September 6, 2013 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Fourth Amendment”), and (viii) that certain Fifth Amendment to Credit Agreement dated May 8, 2014 by and among Borrower and PNC, in its capacity as a Lender and as Agent (the “Fifth Amendment”). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

B. Borrower has requested that Agent and the Lenders amend the Credit Agreement as more particularly set forth herein; and

C. Subject to the terms and conditions set forth herein, Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

ARTICLE II

AMENDMENTS

2.01 Amendment to Section 1.2 – Amended Definitions. Effective as of the Effective Date (as defined in Section 4.01, below), the following definitions contained in Section 1.2 of the Credit Agreement, are hereby deleted in their entirety and replaced with the following:

“Applicable Margin” shall mean (a) an amount equal to two percent (2.00%) for (i) Revolving Advances consisting of Domestic Rate Loans, and (ii) Swing Loans, and (b) an amount equal to three percent (3.00%) for Revolving Advances consisting of Eurodollar Rate Loans.”

“Other Documents” shall mean the Sixth Amendment, Fifth Amendment, Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment, the Agreement (and all amendments and modifications thereto), the Note, the Intercreditor Agreement, the Questionnaire, any Guaranty, any Guarantor Security Agreement, any Lender-Provided Interest Rate Hedge, the Pledge Agreements, and any and all other agreements, instruments and documents, including guaranties, pledges, powers of attorney, consents, interest or currency swap agreements or other similar agreements and all other writings heretofore, now or hereafter executed by Borrower or any Guarantor and/or delivered to Agent or any Lender in respect of the transactions contemplated by this Agreement.

“Triggering Event” shall mean the occurrence of the following:  Borrower’s Undrawn Availability for two consecutive months shall fail to at least equal the lesser of (a) 25% of (x) the amount calculated in Section 2.1(a)(y)(i) with respect to Eligible Receivables (as reported on the most recently delivered Borrowing Base Certificate) plus (y) the amount calculated in Section 2.1(a)(y)(ii) with respect to Eligible Inventory (as reported on the most recently delivered Borrowing Base Certificate) or (b) $10,000,000, measured as of the last day of each such month; provided, however that a Triggering Event shall cease to be continuing when Borrower’s Undrawn Availability for three consecutive months shall be at least equal to the lesser of (a) 50% of (x) the amount calculated in Section 2.1(a)(y)(i) with respect to Eligible Receivables (as reported on the most recently delivered Borrowing Base Certificate) plus (y) the amount calculated in Section 2.1(a)(y)(ii) with respect to Eligible Inventory (as reported on the most recently delivered Borrowing Base Certificate) or (b) $20,000,000, measured as of the last day of each such month.

2.02 Amendment to Section 1.2–New Definitions. Effective as of the Effective Date, the following new definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“Sixth Amendment” shall mean that certain Sixth Amendment to Amended and Restated Revolving Credit and Security Agreement among Borrower, Agent and the Lenders, dated as of the Sixth Amendment Closing Date.

“Sixth Amendment Closing Date” shall mean August 12, 2015.

2.03 Amendment to Section 13.1. Section 13.1 of the Credit Agreement is hereby amended by deleting the phrase “June 23, 2016” and replacing it with “June 23, 2017.”

ARTICLE III

NO WAIVER

3.01 No Waiver. Nothing contained in this Amendment or any other communication prior to the date hereof between Agent, any Lender and Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of Borrower under the Credit Agreement or any Other Document. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any Other Document.  Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment, or of any other contract or instrument between Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith.  The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between Borrower, Lenders and the Agent.

ARTICLE IV

CONDITIONS PRECEDENT AND POST-CLOSING COVENANT

4.01 Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Effective Date”):

(a) Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel:

(i) this Amendment duly executed by Borrower, Lenders and Agent;

(ii) a certificate certified by an authorized officer of Borrower dated as of the date hereof including (A) all amendments (if any) to its certificate of formation, operating agreement, or other organizational documents entered into since the date of the Credit Agreement, (B) the names of the officers of Borrower authorized to sign this Amendment and the Other Documents to which Borrower is or will be a party to, together with specimen signatures of such officers and (C) evidence that Borrower’s Board of Directors has by unanimous written consent adopted resolutions which authorize the execution, delivery and performance by Borrower of this Amendment;

(iii) a Consent and Ratification of Guaranty and Other Documents substantially in the form attached hereto as Exhibit A, duly executed by each Guarantor;

(iv) an amendment fee due and payable by Borrower in the amount of $12,500, which fee shall be deemed fully earned and non-refundable upon the execution of this Amendment by Borrower;

(v) evidence that all other fees and expenses due and owing by Borrower to Agent and Lenders shall have been paid in full; and

(vi) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) After giving effect to this Amendment, the representations and warranties contained herein and in the Credit Agreement and the Other Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date);

(c) No Default or Event of Default shall have occurred and be continuing;

(d) Each document (including any Uniform Commercial Code financing statement) required by the Credit Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto; and

(e) All corporate proceedings taken by Borrower in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect.  Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.  Borrower, the Agent and the Lenders agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders as of the date of this Amendment as follows:  (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Credit Agreement or any of the Other Documents executed and/or delivered in connection herewith by or against it, except for those consents, approvals or authorizations which will have been duly obtained, made or compiled prior to the Effective Date and which are in full force and effect; (D) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Credit Agreement and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; (G) Borrower is in compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby; and (H) the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.

6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.03 Expenses of the Agent. Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the reasonable costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Agent.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic means shall be equally effective as delivery of a manually executed counterpart of this Amendment.

6.07 Effect of Waiver. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.10 Further Assurances. Borrower shall execute and deliver to the Agent from time to time, upon demand, such supplemental agreements, documents, statements, assignments, transfers, or such other instruments as the Agent may request, in order that the full intent of the Credit Agreement and this Amendment may be carried into effect.

6.11 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND THE AGENT.

6.12 Release.  BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT OR ANY LENDER TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE LENDERS AND THE AGENT TO BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

BORROWER:

GOODMAN NETWORKS INCORPORATED,
As Borrower

By:	/s/ Ron Hill
Name:	Ron Hill
Title:	President and Chief Executive Officer

[Signature Page To Sixth Amendment To Amended & Restated Revolving Credit and Security Agreement]

AGENT:

PNC BANK, NATIONAL ASSOCIATION,
as Agent and a Lender

By:	/s/ Timothy S. Culver
Name:	Timothy S. Culver
Title:	Senior Vice President

[Signature Page To Sixth Amendment To Amended & Restated Revolving Credit and Security Agreement]

EXHIBIT A

CONSENT AND RATIFICATION OF GUARANTY AND OTHER DOCUMENTS

Each of the undersigned, Multiband Corporation, a Minnesota corporation (“Multiband”), Multiband Field Services, Incorporated, a Delaware corporation (“MB Field Services”), Goodman Networks Services, LLC, a Delaware limited liability company (“Goodman Services”), and Multiband Special Purpose, LLC, a Minnesota limited liability company (together with Multiband, MB Field Services and Goodman Services, collectively, the “Guarantors” and each, a “Guarantor”), as of August 12, 2015, hereby (a) ratifies and reaffirms all of its obligations under the Guaranty executed by it, dated as of September 30, 2013 in the case of all Guarantors except Goodman Services, and dated as of May 8, 2014 in the case of Goodman Services (the “Guaranty”); (b) ratifies and reaffirms all of its obligations set forth in any of the Other Documents other than the Guaranty, (c) agrees that all liens and security interests granted by it securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations (d) agrees that nothing contained in the Sixth Amendment to Amended and Restated Credit and Security Agreement dated as of the date hereof (the “Amendment”) by and among GOODMAN NETWORKS INCORPORATED, a corporation organized under the laws of the State of Texas (“Borrower”), each of the financial institutions who are party thereto (individually, each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, “Agent”), shall adversely affect any right or remedy of the Agent or any Lender under the Guaranty or any Other Document to which it is a party; (e) agrees that the execution and delivery of the Amendment shall in no way change or modify its obligations as a Guarantor under the Guaranty or its obligations under any Other Document other than the Guaranty and shall not constitute a waiver by the Agent or any Lender of any of their rights against Guarantor.  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Credit Agreement (used herein as defined in the Amendment).

Each of the undersigned acknowledges that its Guaranty and each Other Document to which it is a party is in full force and effect and ratifies the same, acknowledges that the undersigned has no defense, counterclaim, set-off or any other claim to diminish the undersigned’s liability under the Guaranty (other than payment in full and performance in full of all the Liabilities (as defined in the Guaranty) after termination of the Credit Agreement in accordance with the terms of the Credit Agreement and the Other Documents, that the undersigned’s consent is not required to the effectiveness of the Credit Agreement or the Amendment and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Collateral, the Advances, the Credit Agreement or any of the Other Documents.

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY OF THE LIABILITIES OR OTHER OBLIGATIONS OF IT UNDER THE GUARANTY OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER.  EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE LENDERS AND THE AGENT TO THE UNDERSIGNED OR ITS AFFILIATES UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

This Consent and Ratification of Guaranty shall inure to the benefit of Agent and Lenders.

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IN WITNESS WHEREOF, the undersigned has executed this Consent and Ratification of Guaranty and Other Documents as of the date first above written.

GUARANTORS:

MULTIBAND CORPORATION MULTIBAND FIELD SERVICES, INCORPORATED MULTIBAND SPECIAL PURPOSE, LLC

By:	/s/ Ron Hill
Name:	Ron Hill
Title:	President and Chief Executive Officer

GOODMAN NETWORKS SERVICES,LLC

By:	/s/ Ron Hill
Name:	Ron Hill
Title:	President and Chief Executive Officer

Goodman – Sixth Amendment To A & R Credit Agreement – Consent and Ratification